Exhibit 99.1

Investor Presentation June 2022

2 Safe Harbor This presentation contains “forward - looking statements,” which are statements related to events, results, activities or developments that Tenon Medical expects, believes or anticipates will or may occur in the future . Forward - looking often contain words such as “intends,” “estimates,” “anticipates,” “hopes,” “projects,” “plans,” “expects,” “seek,” “believes,” "see," “should,” “will,” “would,” “target,” and similar expressions and the negative versions thereof . Such statements are based on Tenon Medical’s experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances, and speak only as of the date made . Forward - looking statements are inherently uncertain and actual results may differ materially from assumptions, estimates or expectations reflected or contained in the forward - looking statements as a result of various factors . For details on the uncertainties that may cause our actual results to be materially different than those expressed in our forward - looking statements, please review our Registration Statement on Form S - 1 (No . 333 - 260931 ) on file with the Securities and Exchange Commission at www . sec . gov , particularly the information contained in the section entitled “Risk Factors” . We undertake no obligation to publicly update or revise any forward - looking statements to reflect new information or future events or otherwise unless required by law .

• Transformative implant system addressing significant unmet market opportunity • Large / growing underserved market • Designed to produce broad and demonstrable advantages over market competitors: • Known Approach – Away from Neural and Vascular Structures • Optimally Designed Implant • Better Outcomes and Robust Reimbursement • Capital efficient commercialization and go to market strategy • Proven and experienced management team aligned with shareholders 3 Key Highlights FDA Cleared, Reimbursement Secured, Initial Commercial Launch

4 What Are We Treating? 25% + Of All Low Back Pain (LBP) Sacroiliac (SI) Joint • Last segment of the spine • Connects Sacrum to Ilium Pain That Disrupts Quality of Life

Global Sacroiliac (SI) Joint Fusion market is estimated to grow to $661M by 2028 . SOURCE: Grand View Research, Inc. • 18% + CAGR Driven By: • Improved Surgical Approaches • Specialized Implant Design • Procedure Safety and Efficiency • Enhanced Physician Reimbursement • Physician Recognition Growing : • Adoption Rates Remain Relatively Low • Physicians Seeking Better Options 5 A Major Untapped Market Opportunity Total Market Estimated to be $2B +

6 A Better Option for SI Joint Fusion • Optimized surgical approach for SI Joint Fusion • A specifically designed titanium implant & delivery tools for surgery through a mini - open posterior/inferior approach • Bridges the sacrum & the ilium to stabilize the joint • Implant filled with autologous bone • Single implant surgery: “One and Done” The Catamaran™ SI Joint Fusion System

7 Optimized Surgical Approach SI - Bone / Other Lateral Catamaran™ Significant Tissue Disruption Substantial Post - Op Pain No Direct Visualization Trajectory Towards Neural and Vascular Structures Minimal Tissue Disruption Minor Post - Op Pain Known Approach (same as injection) with Visualization Trajectory Away from Neural and Vascular Structures

8 Optimized Implant Design SI - Bone / Other Lateral Catamaran™ Triangular Rods, Cages or Screws limited in function No use of Bone Graft Material critical for Fusion Multiple devices required to fixate the joint No joint preparation known to promote fusion Specifically designed implant to span the joint Designed to incorporate Bone Graft Single implant One and Done technique Direct visualization enables joint preparation Anterior Chamfered leading edge for ease of insertion Posterior Numerous fenestration to facilitate complete bridging fusion Leading edge of bridge serves as osteotome

9 Patient Outcomes – The Catamaran™ System Tenon CATAMARAN ® Published Results 58 - 74% 88% 1) Initial study with N=18 2) Schmidt GL, Bologna M, Schorr R.Orthop Surg. 2020 Dec 7. [ Epub ahead of print]. Significant and Sustained Reduction in SIJ Pain (VAS) 1,2 Early clinical experience has shown Catamaran™ has the potential to deliver significant & sustained reduction in SI Joint Pain, as well as: • Minimal Blood Loss • Minimized Radiation Exposure • Reduced Post - Op Pain • Rapid Reduction in Pain Medications • Insertion Pathway away from Neural and Vascular Structures • Known Approach for Physicians • Ideally Suited for ASC / Outpatient

10 Established Reimbursement & Coding Flexibility 58 - 74% 88% SI Joint Arthrodesis Coding Summary Existing ICD - 10 Codes (Facilities) Existing CPT Codes (Provider) Medicare averages as reported. Non - Medicare payers have their own methodology for paying providers. Licensed Coders and Reimbursement Specialist Expert Assistance with Claims / Pre - Auth / Appeals Benefit Verification Current on Dynamic Reimbursement Policy Environment

11 Compelling Benefits to all Stakeholders Physicians Hospitals Payor Patients • An established procedure with an increased revenue stream through facility payments • Access a large pool of new patients who do not qualify for minimally invasive SIJ reimbursement • Competitive differentiation • More efficient single - implant procedure • High procedural success • Emotionally rewarding • Radiographic confirmation of fusion • Reimbursement Flexibility • Proven diagnostic protocol to ensure patient will likely benefit from the procedure • Fewer complications quicker recovery • May reduce overall and long - term patient cost to payors • True same day / outpatient (optimized for ASC setting) • Safe and efficient outpatient procedure • Reduced post - op pain • Reduced revision requirements • Robust Titanium implant

12 Strong IP Position Six issued and eight pending patents for a broad range of claims including a posterior / inferior approach to Sacroiliac Joint Fusion Claims directed to systems and methods Additional patents pending OUS Developing new cases to expand claims

13 Our Go to Market Strategy Targeting • High Adoption SI Fusion Markets / Accounts • Physicians Previously Trained on SI • Build Referral Bridge Between Pain and Surgery Physicians • Established Physician Faculty • Established regional training centers (logistical optimization) • Virtual • Model Based • Cadaveric Training Support • Reimbursement Hotline support for coder/billers and physicians • Facility VAT and Access Requirements • Pricing / Contracting Advocacy • Patient – Strong online marketing (SEO, video, social media) • Referral – Target strong physician relationships The Key Driver to Sustained Growth is the Addition of New / High Potential Centers

14 Our Go to Market Strategy Training Initial Commercialization Step 2 Expansion Step 3 Expansion Step 4 Expansion P1 High Adoption Markets - Training Phase 1 Support and Advocacy P2 High Adoption Markets - Training

15 National Distribution 58 - 74% 88% Tom Mitchell President and CEO SpineSource is Tenon’s Exclusive National Distributor with 30+ years of orthopedic sales experience and 700+ independent sales personnel spanning the US • Commission based agreement (not a stocking distributor) • Tenon Medical Quality System, Invoicing, Pricing Customer Service Loaner / Logistics Trade - Show / Event Contracting / Pricing More Than Just A Distributor……

16 SpineSource Partnership Competitive Advantage 58 - 74% 88% Tom Mitchell President and CEO • Immediate Nationwide Access to Skilled and Knowledgeable Distributors • Cost Effective Approach vs. Tenon Hiring Internal Personnel To Handle Many Functions • Competitors Spending 90%+ on Sales and Marketing. SpineSource at 60% and Grows in Line with Revenue • Tenon has Flexibility to Add Direct Personnel After 2 Year Window – Further Improving Overall Operating Expenses Why A National Distributor? SPEED Messaging Across the Country on Day 1 Case Coverage Local Relationships / Local Intel Experienced Reps SCALE 50 States on Day 1 Virtual Messaging and Training Targeting Critical to Success EXPENSE MANAGEMENT Fixed Commission Rate Commission Growth Matches Sales Growth Leading Competitor Still Spending 100% + of Revenue on Sales and Marketing after 12 years on the market

17 Tenon Medical – 2021 and Early 2022 58 - 74% 88% Tenon 2021 Accomplishments • Physician Advisors Identified • Finalized Instrumentation and Technique Refinement • Secured Supply Chain to Meet 2022 Demand • Hired Key Personnel to support 2022 Plan • Refined Physician Training Program • National Distributor and Supplier Audit • Hosted 5 Physician Training Events – excellent feedback • Implemented State of the Art eQMS • Launched tenonmed.com • Defined Full Marketing Package – nearing completion Finalized Commercial Ready Product and First Cases Completed

18 Experienced Management Team 58 - 74% 88% Track Record of Building Successful MedTech Companies Richard Ferrari, Founder, Executive Chairman Steven Foster President and CEO Steve Van Dick Executive VP and CFO Richard Ginn Founder, CTO

19 Investment Rational FDA Cleared, Reimbursement Secured, Commercial Stage • Near Term Revenue – Launching Q1, 2022 • SI Joint Market Growing at 18% CAGR • Clear Opportunity and Need for a Better Way • Optimized Approach • Optimized Implant • Authentic and Demonstrable Fusion • Procedure Efficiency and Enhanced Physician Reimbursement • Talented Management Team With Clear Track Record of Success

20 Key Takeaways Catamaran™ SI Fusion System Delivers: • Radiographic Confirmation of Fusion • Fixation with enhanced surface area spanning the joint A Picture is Worth a Thousand Words

21 Contact Us 58 - 74% 88% Tenon Medical, Inc. 104 Cooper Court Los Gatos, CA 95032 (408) 649 - 5760 www.tenonmed.com Investor Relations Contact: Shannon Devine Managing Director 203 - 741 - 8811 Tenon@mzgroup.us